MARCH 18, 2022 Combination of Apexigen, Inc. and Brookline Capital Acquisition Corp. Exhibit 99.2

Disclaimer Statements Investor Presentation This investor presentation (the “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect the proposed business combination (the “Business Combination”) between Apexigen, Inc. (“Apexigen”) and Brookline Capital Acquisition Corp (“BCAC”). The information contained herein does not purport to be all-inclusive and none of BCAC, Apexigen or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. To the fullest extent permitted by law in no circumstances will BCAC, Apexigen or any of their respective subsidiaries, stockholders, representatives, partners, directors, officers, employees, advisers, agents or other affiliates be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither BCAC nor Apexigen has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Apexigen or the proposed transactions described in this Presentation. Viewers of this Presentation should each make their own evaluation of Apexigen and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “ believe,” “seek,” “target” or other similar expressions. All statements other than statements of historical fact contained in this Presentation, including any statements with respect to the proposed Business Combination and other proposed transactions described herein, and future business plans of the Apexigen and Brookline Capital Acquisition Corp. management teams, including expectations regarding the potential benefits, activity, effectiveness and safety of Apexigen’s product candidates; Apexigen’s expectations with regard to the results of its clinical studies, preclinical studies and research and development programs; and Apexigen’s preclinical, clinical and regulatory development plans for its product candidates, are forward-looking statements. These forward-looking statements speak only as of the date of this Presentation and are subject to a number of risks, uncertainties, and assumptions, including, but not limited to: Apexigen’s early stages of clinical drug development; Apexigen’s ability to timely complete clinical trials for its product candidates; Apexigen’s ability to demonstrate sufficient safety and efficacy of its product candidates in its clinical trials; changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of BCAC is not obtained; failure to realize the anticipated benefits of the proposed Business Combination; the amount of redemption requests made by BCAC’s public stockholders; the ability of BCAC or the combined company to issue equity or equity linked securities in connection with the proposed Business Combination or in the future, and those factors discussed in BCAC’s final prospectus filed on January 29, 2021, under the heading “Risk Factors,” and other documents of BCAC filed, or to be filed, with the SEC. Please also see "Additional Disclaimer Statements" at the end of this presentation. This Presentation concerns product candidates that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (“FDA”). Each product candidate is currently limited by federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated. In light of these risks, uncertainties and assumptions, these forward-looking events and circumstances are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon any forward-looking statements as predictions of future events. Neither BCAC, Apexigen nor any of their respective affiliates have any obligation to update or revise any forward-looking statements or this Presentation, to conform any statements contained herein to actual results, or to make changes in their expectations. Although all information and opinions expressed in this Presentation were obtained from sources believed to be reliable and in good faith, no representation or warranty, express or implied, is made as to its accuracy or completeness. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with BCAC and Apexigen. No Offer or Solicitation This communication does not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with a proposed Business Combination between BCAC and Apexigen or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and Securities Exchange Act of 1934, as amended or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act. Participants in Solicitation BCAC, Apexigen and their respective directors, managers and officers may be deemed participants in the solicitation of proxies of stockholders in connection with the proposed Business Combination. BCAC stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors, managers and officers of BCAC in BCAC’s final prospectus filed with the SEC on January 29, 2021. Additional information will be available in the definitive proxy statement when it becomes available. Additional Information in Connection with SEC Filing The information in this Presentation has not been reviewed by the SEC and certain information may not comply in all respects with the SEC rules that will be applicable to future SEC filings. BCAC will be required to file a registration statement on Form S-4 containing a joint proxy statement/prospectus and other relevant documents with the SEC. BCAC stockholders and other interested persons are urged to read the proxy statement/ prospectus and any other relevant documents filed with the SEC when they become available, because they will contain important information about BCAC, Apexigen and the contemplated Business Combination. The proxy statement/ prospectus will include substantial additional information about Apexigen and its business that is not contained in this Presentation. Once filed, the information about Apexigen and its business in the proxy statement/ prospectus will update and supersede the information included in this Presentation. After the registration statement has been declared effective by the SEC, BCAC will mail the definitive joint proxy statement/prospectus to its stockholders as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC's website at www.sec.gov.

Brookline Capital Acquisition Corp (Nasdaq: BCAC) Overview Brookline Capital Acquisition Corp (“BCAC”) is a Nasdaq-Listed SPAC that completed a $57.5M IPO on January 29, 2021 BCAC is sponsored by Brookline Capital Markets, a division of Arcadia Securities LLC, a boutique healthcare investment bank BCAC Competitive Advantages Seasoned management team with expertise in capital markets and M&A advisory Deep understanding and knowledge of the healthcare sector. Team possesses decades of experience working with and advising clinical-stage biotechnology companies Possess robust network of life science professionals, advisors and industry experts

Overview of SPAC Merger, PIPE and Equity Line Transactions

SPAC MERGER	• Apexigen and Brookline Capital Acquisition Corp ("BCAC", NASDAQ: BCAC) have negotiated a definitive business combination agreement for a SPAC merger • Apexigen pre-money valuation = $205M • Transaction expected to close in July 2022
PIPE TRANSACTION & EQUITY LINE	• PIPE financing of $15M simultaneous with closing of the SPAC merger • 50% warrant coverage with $11.50/share exercise price; purchase price of $10 per unit • $50M equity line from Lincoln Park available over 24 months
TRANSACTION PROCEEDS	$73M in total estimated proceeds from BCAC trust and PIPE financing[1] • $15M from the PIPE transaction • $58M from BCAC's trust account (assuming no redemptions; redemption amount is TBD)
USE OF PROCEEDS	• Advance sotigalimab (APX005M) through multiple ongoing Phase 2 clinical trials • IND filing for APX601 (TNFR2) • Continue pipeline development

[1] Before transaction expenses. Doesn't include $50M equity line from Lincoln Park

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Apexigen

M SHARES Existing Apexigen Shareholders1 20.50 BCAC Shareholders2 5.75 PIPE Investors 1.50 BCAC Promote3 1.44 BCAC Private Placement Shares 0.25 Lincoln Park Equity Line Commitment4 0.15 Total Outstanding Shares 29.59 Transaction Overview – Capitalization, Sources and Uses POTENTIAL CAPITALIZATION1 1 Capitalization calculated on a net-exercise basis: 20.5M shares to APGN shareholders are net of exercise proceeds for pre-closing options and warrants; assumes $10 price per Barolo share; excludes BCAC public and private placement warrants and PIPE warrants. 2 Assumes no BCAC shareholders redeem; actual redemptions may differ. 3 Sponsor promote may be reduced if cash in Trust is below $20M at closing. Includes promote granted to underwriters during BCAC IPO process. 4 Excludes $1.5M shares to be issued 90 days post closing and any equity line draws. 5 Estimate; excludes amounts to be paid before closing, shares to be issued at closing and later to Lincoln Park. TRANSACTION SOURCES AND USES SOURCES ($M) Apexigen Shareholder Equity Rollover1 $205.0 BCAC Cash in Trust2 58.1 PIPE 15.0 Total Sources $278.1 USES ($M) Equity Issued to Apexigen Shareholders $205.0 Net Cash to Balance Sheet2,4,5 63.1 Transaction Costs5 10.0 Total Uses $278.1

Xiaodong Yang, MD, PhD President & CEO Frank Hsu, MD CMO Linda Rubinstein Interim CFO Francis Sarena COO Amy Wong SVP, Finance & Operations Jason Wright, PhD SVP, CMC Equity Investors Management Team with Deep Expertise and Seasoned Investors

$158M Equity Financing to Date Multiple Near-term Milestones Leader in Discovering and Developing Innovative Therapeutic Antibodies Against Cancer VALIDATED APXiMAB™ ANTIBODY DISCOVERY PLATFORM LEAD PRODUCT Sotigalimab/APX005M Potentially first-in-class and best-in-class CD40 agonist with validating data & near-term milestones PROPRIETARY PIPELINE 2 Product Candidates VALIDATING PARTNERSHIPS 5 Licensees Ocular disease BLA: 1st US approval for product derived from APXiMAB APX601 TNFR2: IND mid’22 APX801 NK cell engager Additional research programs

Robust Pipeline and Partnerships

	Molecule	Target	Therapeutic Area	Preclinical	IND-enabling	Phase 1	Phase 2	Phase 3	Next Milestone
Wholly Owned	**Sotigalimab**	CD40	Melanoma (post PD-1)						FDA Type C mid'22
			Esophageal/GEJ						P2 prelim data H1'22
			Sarcoma						P2 prelim data H2'22
			Rectal						P2 prelim data 2023
			Ovarian						FPI mid'22
	APX601	TNFR2	Oncology						IND mid'22
	APX801	NK cell engager	Oncology						TBD
Partnered	Undisclosed	Undisclosed	Ocular disease						BLA Approved
	BD0801	先声药业 Simcere	Ovarian cancer, solid tumors						
	9MW0211	Mabwell 迈威生物	Ocular disease						
	TRK-950	TORAY Toray Industries, Inc.	Oncology						
	Undisclosed	Undisclosed	Ocular Disease						

8

Apexigen

Lead Product: Sotigalimab (CD40)

Targeting CD40: A Key Pathway in Stimulating Immune Response in Cancer CD40 AGONISTS: INNATE ADAPTIVE CD40 CD40 CD40 CD40 AGONIST CD40 AGONIST CD40 AGONIST Harnessing Both Innate and Adaptive Immunity CHECKPOINT INHIBITORS: PD-1 Inhibitors CTLA-4 Inhibitors Great Promise but Also Challenges Therapeutic index Toxicity Only effective in subset of patients Adaptive but not innate immunity GOAL: Broadly applicable Increased therapeutic effect Reduced toxicity Both immunity arms: More powerful response Upstream of T-cell activation: Enable T cell response Modulates tumor microenvironment: Cold → hot tumor BENEFITS OF TARGETING CD40:

Sotigalimab - Potentially First-in-Class and Best-in-Class CD40 Agonist Antibody

Novel Features of Sotigalimab


Fab:
Binding Site
Region
Fc:
Immune System
Modulator
Region

High Binding Affinity to CD40 Ligand Binding Domain (Kd = $1.2x10^{-10}$M)

- Humanized IgG1/k mAb against human CD40
- Binds to CD40L binding domain, mimicking natural CD40L signaling and increasing potency

Fc Mutation: Better Potency without ADCC

- Increased agonistic potency via binding to FcγIIbR
- Eliminated ADCC effector functions via abolishing binding to FcγIIIaR

Sotigalimab

- Single-agent efficacy
- Synergy with chemoradiation, chemotherapy & anti-PD-1
- Very good tolerability profile
- Patent exclusivity through 2032+

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Apexigen

Sotigalimab is Differentiated from Other CD-40 Agonists

	ABBV-927	Mitazalimab (ADC-1013)	CDX-1140	Selicrelumab (RO7009789, CP-870,893)	SEA-CD40 (SGN-40)	SOTIGALIMAB
Sponsor	abbvie	ALLIGATOR bioscience	Celldex therapeutics	Roche	Seagen	Apexigen
Epitope	← **Outside** CD40L binding site →					**CD40L binding site**
Fc Modification	Fc mutation to increase potency	← **None:** Less Potent →			De-fucosylation Less tolerable	**Fc mutation More potent**

← **Broad clinical program**

← Only clinical candidate to **mimic natural stimulation** of immune system

← Significantly **increased potency**

^ Roche discontinued selicrelumab but continues to work on CD40. Roche's CD40 bispecific, RG6189, induces CD40 stimulation solely in the presence of fibroblast activation protein α (FAP) and is in a Phase 1 Tecentriq combo trial in solid tumors

- Jeff Ravetch, Rockefeller University created 2141-V11, an FC engineered version of selicrelumab, which is in Phase 1 testing for IT administration into skin mets of solid tumors
- Other early stage CD40 antibodies, CD40L, bi-specific CD40 and gene therapy expressed CD40 antibodies are not included here.

12

Apexigen

Highlights of Sotigalimab Phase 2 Clinical Development Program

CLINICAL RESULTS TO DATE

- Data demonstrate **single-agent anti-tumor activity***
  - I-O naïve melanoma: 2 monotherapy CRs in ongoing trial
- Data suggest **efficacy in combination** with **anti-PD-1** in PD-1 blockade-refractory metastatic melanoma
  - Post-PD-1 melanoma: 15% ORR with DOR range 6 to 25 months
- Data suggest **efficacy in combination** with **tumoricidal agents***
  - Neoadjuvant esophageal/GEJ: 41% pCRR (60% SCC, 35% adeno), 91% ORR
  - Advanced sarcoma: 20% ORR, 80% DCR (PR, SD). Duration of PR: range: 1.3 to 11 months. Duration of SD: 1.4 to 23.4 months.
- Reasonable safety profile with no additive or new toxicities when combined with other agents



Multiple Trials
Learning
and
De-risking

CLINICAL DEVELOPMENT STRATEGY

Prioritize expected high-probability-of-success combination trials with immunogenic chemo and/or radiation in tumors with high unmet need

Multiple Phase 2 readouts within the next ~12-18 months

* Ongoing, enrolling studies; data continue to mature and are subject to change.

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Apexigen

Focused on 5 High Priority Phase 2 Combination Trials

MOST ADVANCED TRIALS (Melanoma, Esophageal/GEJ, Sarcoma)

INDICATION	LINE OF THERAPY	COMBO REGIMEN	CATALYST	ADDRESSABLE POPULATION[1]	ANNUAL MARKET POTENTIAL ($M)[2]
Melanoma	PD-1/PD-L1 refractory	+ Anti PD-1	Mid 2022 (FDA Type C)	~25K	$750 - $2,000
Esophageal/GEJ	Neoadjuvant	+ Chemo + Radiation	H1'22 (P2 Preliminary Data)	~39K	$160 - $850
Sarcoma	Advanced	+ Doxorubicin	H2'22 (P2 Preliminary Data)	~9K	$170 - $500
Rectal	Neoadjuvant	+ Chemo + Radiation	2023 (P2 Preliminary Data)	~45K	$700 - $2,000+
Ovarian	Platinum sensitive	+ Chemo + Radiation	Mid 2022 (P2 FPI)	~26K	Induction: $300-$650 Maintenance: $1,000-$2,000

Multiple Data Read Outs Next ~12-18 Months

Single MoA Focus

Ongoing Phase 2 trials evaluate combination with tumoricidal agents that may **cause immunogenic cell death and tumor antigen release**

- Chemotherapy
- Radiation
- Chemoradiation

1 Decision Resources G7 drug treated patients annual incidence, except sarcoma (G7 treatable patients) and melanoma (G7 + Australia treated patients); GEJ estimated at ~30% of gastric 2 Company-commissioned estimates

14

Apexigen

PD PR Sotigalimab clinical data demonstrate durable single-agent anti-tumor activity Anti-tumor Effects of Sotigalimab in Melanoma: Single-Agent and anti-PD-1 Combination Efficacy SINGLE-AGENT ANTI-TUMOR ACTIVITY Interim data* EXTENDED DURATION OF RESPONSE IN COMBINATION WITH ANTI-PD-1 ‡ Single-arm trial with 15% confirmed response and durability is likely sufficient for BLA approval Informal Feedback Indication: progression on prior PD-1/PD-L1 blockade therapy ‡ 33 patients efficacy-evaluable. 5 PR (15.2%), DOR range 6 to 25 months. * Data snapshot from Dec 2021. Investigator-assessment by RECIST 1.1. Patients with tumor involvement of lymph nodes at baseline may achieve a CR when these normal organs return to normal size. Therefore, patients with CR may still have a measurement reported on scans and not report ‘zero’. Ongoing study; data are subject to change. Change in Tumor Size (%) Time from baseline Assessment (months) CR CR 5 PRs (15%) 18 PDs (55%) 10 SDs (30%) IO naïve

Meaningful pCR Data in Esophageal/GEJ (Neoadjuvant): Study of Sotigalimab-Chemoradiation Combination Ongoing N (%) Total N=22 Pathological Complete Response (pCR) Rate 9 (41%) Partial Response (PR) 11 (50%) Overall Response Rate (ORR) 20 (91%) Adenocarcinoma pCR Rate 6/17 (35%) Squamous Cell Carcinoma pCR Rate 3/5 (60%) STUDY DESIGN* N=30 Surgical Specimen: Pathological complete response = no residual cancer identified Eligibility Criteria Baseline Resectable esophageal and GEJ cancer Pre- surgical Treatment Weeks 1-6 Chemo (CARB/PAX) + Sotigalimab + Radiation (XRT) Surgery Weeks 7-16 100% 80% 60% 40% 20% Months from Diagnosis 0 12 24 36 48 60 72 84 Cumulative Survival‡ P<0.001 National Cancer Data Base, N=5523 Pathological Complete Response mOS = 59.5 mos Persistent Disease mOS = 30.1 mos Historical pCR Rates are Inferior to Sotigalimab 3 Studies§ (2012-16) Adenocarcinoma 22-23% Squamous Cell Carcinoma 42-49% INTERIM RESULTS** pCR: IMPORTANT PREDICTOR OF SURVIVAL‡ ** Data snapshot from Feb 2022: 22 patients were evaluable for efficacy, 3 additional patients did not complete planned therapy including surgery (reasons other than PD) and are NE. Ongoing study; data are subject to change. ‡ Samson, P. et al, J Thor Onc (2016, includes chemo and chemoradiation patients in meta-analysis of trials from 2006-2012). §Van Hagen P. et al, NEJM (2012), Klevebro F. et al, Ann Onc (2016), Samson, P. et al, J Thor Onc (2016) Principal Investigator: Andrew Ko *Dosing regimen and schedule were changed during the study in order to better accommodate the scheduling needs of the treating centers and patients.

Durable Responses in Sarcoma (Advanced Soft Tissue): Study of Sotigalimab-Doxorubicin Combination Ongoing ^ Patients may continue study treatment until evidence of clinical or radiographic disease progression, unacceptable toxicity, withdrawal of consent or study closure; 21 day cycles Data snapshot from Jan 2022: N=20 enrolled and evaluable. Ongoing, enrolling study; data subject to change PRs observed in leiomyosarcoma, liposarcoma, epithelioid haemangioendothelioma and undifferentiated pleomorphic sarcoma INTERIM RESULTS1 Target Enrollment: N = 32 Primary Endpoint: Response Rate Secondary Endpoints: DCR, PFS CYCLES 1-8 CYCLE 9+^ STUDY DESIGN Patient Eligibility Criteria Advanced STS; all subtypes excl. KS and GIST Any number of prior therapies allowed Sotigalimab 0.3 mg/kg IV + Doxorubicin 75 mg/m2 IV Sotigalimab 0.3 mg/kg IV Only Principal Investigator: Gary Schwarz Best overall response2: 4 PR (20%), 12 SD (60%), 4 PD (20%), DCR 80% Duration PR: 1.3 to 11 months; Duration SD: 1.4 to 23.4 mos Median prior therapies across all patients = 1 (range 0 to 6); 4 PR patients: 0, 1, 4, 6 prior therapies PR

Studies of Sotigalimab in Other Indications and Combinations Ongoing investigator- or cooperative-sponsored studies of sotigalimab include: Phase 1 trial in combination with ipilimumab and nivolumab (treatment-naïve patients) Unresectable or metastatic melanoma and renal cell carcinoma Objective responses observed Phase 1/1b trial in combination with cabiralizumab and nivolumab (post PD-(L)1) Unresectable or metastatic melanoma, renal cell carcinoma and non-small cell lung cancer Objective responses observed Phase 2 trial in combination with mFOLFOX and radiation as neoadjuvant therapy for rectal cancer Phase 2 trial in combination with chemotherapy or chemotherapy and radiation for ovarian cancer

Summary of Sotigalimab Program Sotigalimab is Potentially the First-in-Class and Best-in-Class CD40 Agonist Antibody Single-agent anti-tumor effects further validate CD40 and sotigalimab Prospective broad applicability in the treatment of multiple solid tumors Well tolerated; no synergistic tox with other I-O or chemo agents Other potential indications Therapeutic Effect Observed in Several Indications Clinical data demonstrate anti-tumor effect in several indications Potential for multiple accelerated approval pathways Multiple Upcoming Phase 2 Data Readouts Preliminary phase 2 data in 2022 for esophageal/GEJ and sarcoma and 2023 for rectal Seeking Type C meeting with the FDA mid 22 to determine registrational path in post-anti-PD-(L)1 melanoma

APX601 (TNFR2)

APX601 (TNFR2): Reverse Immune Suppression in TME and Unleash Immune-Mediated Tumor Killing


ANTI-TNFR2 ANTAGONIST
APX601
TNFR2
M2, TAMs
MDSC
Treg
NK cell
1
Deplete Tregs
2
Reverse MDSC suppression
Inhibition
Inhibition
CD8+ T cell
Activates
CD4+ T cell
Tumoricidal
NK cell
3
Kill tumor
Tumor cell
Reverse Treg and MDSC Inhibition of CD8 T Cells to Kill Tumor

APX601 (TNFR2)

- **Product profile:** humanized IgG1 antibody targeting TNFR2+ immune suppressive Tregs & myeloid cells in TME
- **Multiple MOAs** to improve efficacy:
  1. Deplete/inactivate TNFR2+ tumor-infiltrating Tregs
  2. Reverse MDSC-mediated suppression
  3. Directly kill TNFR2-expressing tumor cells
- **Targeting IND filing mid 2022**
- **Opportunity to lead** with potentially best-in-class TNFR2 antagonist

Tregs: regulatory T cells; TME: tumor microenvironment; MDSC: myeloid-derived suppressive cells

21

Apexigen

APX601 (TNFR2): Potent Anti-Tumor Activity in Preclinical Models

MONOTHERAPY

Tumor Volume MM^3

CT26 Mouse CRC Tumor Model



2500
2000
1500
1000
500
0
0
4
7
11
14
Day
Vehicle
1mg/kg
5mg/kg
APX601
20mg/kg

Potent **monotherapy** effect
89.9% TGI at 20 mg/kg



SQ Tumor Inoculation
~100 mm³ tumor volume

ANTI PD-1 COMBINATION

Tumor Volume MM^3

MC38 Mouse CRC Tumor Model



2500
2000
1500
1000
500
0
0
2
6
9
13
16
Day
Vehicle
APX601 10mg/kg
Anti-PD-1 10mg/kg
APX601 + Anti-PD-1
10mg/kg + 10mg/kg

Synergistic anti-tumor effect in
combination with anti-PD-1 (93.7% TGI)

Potential single-agent efficacy and opportunity for combination therapy in solid & hematological tumors

22

Apexigen

APXiMAB Platform

APXiMAB: Our Unique Antibody Discovery Platform

RABBIT-DERIVED THERAPEUTIC ANTIBODIES

THE PROCESS



1.
Rabbit immunized
3.
Proprietary Rabbit Fusion Cell Lines
2.
B cells enriched
4.
Hybridoma fusion
5.
Hit screening identification and antibody production
Proprietary MLG Humanization Technology

UNIQUE MECHANISM

Gene Conversion:

Increased Diversity and Affinity/Specificity



Rearranging V Genes
Gene Conversion
VDJ
C
VJ
C



Multiple Rounds:
Further Increase Diversity/Affinity
VDJ
C
VJ
C

Only occurs in rabbits (and chickens)

THE ADVANTAGES

Broad Antibody Diversity

Increases Likelihood of:

- Identifying candidates for any given target
- Discovering the best antibody for a particular use

High Antibody Affinity/Specificity

Important for therapeutic antibody binding and staying on target for extended duration

24

Apexigen

Summary

Near-Term Key Milestones

	INDICATION		2021	1H 2022	2H 2022	2023
SOTIGALIMAB	Melanoma	PD-1/PD-L1 refractory	P2 data ✓	FDA Type C meeting (clinical)		
	Esophageal/GEJ	Neoadjuvant		P2 data (preliminary)		P2 data pCR + 6mo DOR
	Sarcoma	Advanced			P2 data (preliminary)	
	Rectal	Neoadjuvant				P2 data (preliminary)
	Ovarian	Platinum sensitive		P2 FPI		
PIPELINE	APX601	TNFR2 antagonist		IND filing (mid'22)		
	APX801	NK cell engager				

26
Apexigen

Apexigen

PLATFORM

Rich, differentiated, prolific APXiMAB antibody discovery engine

SOTIGALIMAB

PRODUCT	CLINICAL DATA	FOCUS
Potentially first-in-class and best-in-class CD40 agonist	Established single-agent activity, validated target, validated molecule; encouraging interim Phase 2 data	Progressing broad Phase 2 program; seeking Type C meeting with the FDA mid 22 to determine registrational path

PIPELINE

Broad sotigalimab clinical program, 2 preclinical programs, additional programs in research

PARTNERSHIPS

Validated platform; non-dilutive funding

MILESTONES

Multiple value-driving milestones over next ~12-18 mos.

27

Additional Disclaimer Statements Risk Factors All references to “Apexigen,” “we,” “us” or “our” in this presentation refer to the business of Apexigen, Inc. The risks presented below are certain of the general risks related to the Company’s business and industry and proposed transaction and are not exhaustive. The list below is qualified in its entirety by disclosures in future filings by Apexigen or by third parties, including BCAC, with respect to Apexigen, with the SEC. These risks speak only as of the date of this presentation and we make no commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly from and will be more extensive than those presented below. The risks described below are not the only ones we face. Additional risks that we currently do not know about or that we currently believe to be immaterial may also impair our business, results of operations or financial condition. You should review the investor presentation and perform your own due diligence prior to making an investment decision in Apexigen or the surviving company. Risks Related to Apexigen’s Business • We are in the early stages of clinical drug development and have a limited operating history and no products approved for commercial sale, which may make it difficult for you to evaluate our current business and predict our future success and viability. • We have incurred net losses since inception and we expect to continue to incur significant net losses for the foreseeable future. • Our ability to generate revenue and achieve profitability depends significantly on our ability to achieve a number of objectives. • Even if this transaction is successful, we will require substantial additional capital to finance our operations. If we are unable to raise such capital when needed, or on acceptable terms, we may be forced to delay, reduce, and/or eliminate one or more of our research and drug development programs or future commercialization efforts. Risks Related to the Discovery, Development, and Commercialization of Our Product Candidates • We are dependent on the success of our lead product candidate, sotigalimab, which is currently in multiple clinical trials. If we are unable to obtain approval for and commercialize sotigalimab for one or more indications in a timely manner, our business will be materially harmed. • Our clinical trials may reveal serious adverse events, toxicities, or other side effects of sotigalimab or any future product candidates that result in a safety profile that could inhibit regulatory approval or market acceptance of our product candidates. • If we experience delays or difficulties in the enrollment of patients in clinical trials, our receipt of necessary marketing approvals could be delayed or prevented. • The clinical trials of sotigalimab and any future product candidates may not demonstrate safety and efficacy to the satisfaction of regulatory authorities or otherwise produce positive results. • The outcome of preclinical testing and early clinical trials that we obtain and that we publish may not be predictive of the success of later clinical trials, and the results of our clinical trials may not satisfy the requirements of the FDA, EMA, or comparable foreign regulatory authorities. • Summary or preliminary data from our clinical trials that we announce or publish may change as new or revised patient data becomes available, and is subject to source verification procedures that could result in material changes in the final data. • Our product candidates may not achieve adequate market acceptance among physicians, patients, healthcare payors, and others in the medical community necessary for commercial success. • The sizes of the patient populations suffering from some of the diseases we are targeting may be based on estimates that are inaccurate, may be small, or may be smaller than estimated. • Our additional internal programs beyond sotigalimab are at even earlier stages of development than sotigalimab and may fail in development or suffer delays that adversely affect their commercial viability. • Any product candidates we develop may become subject to unfavorable third-party reimbursement practices and pricing regulations. • If our competitors develop and market products that are more effective, safer, or less expensive than our product candidates, our commercial opportunities will be negatively impacted. • We have limited resources and are currently focusing our efforts on developing sotigalimab for particular indications. As a result, we may fail to capitalize on other product candidates or indications that may ultimately have proven to be more profitable. • Our business entails a significant risk of product liability, and if we are unable to obtain sufficient insurance coverage, the costs of product liability could have an adverse effect on our business and financial condition. • We may not be successful in our efforts to use our technology platform to expand our pipeline of product candidates and develop marketable products. • We are developing our lead product candidate, sotigalimab, to be used in combination with standard of care cancer therapies, which exposes us to several risks beyond our control. • We may use companion diagnostics in the future in our development programs, and if such companion diagnostics for our product candidates are not successfully, and in a timely manner, validated, developed, or approved, we may not achieve marketing approval or realize the full commercial potential of our product candidates. Risks Related to Regulatory Approval and Other Legal Compliance Matters • The regulatory approval processes of the FDA, EMA, and comparable foreign regulatory authorities are lengthy, time-consuming and inherently unpredictable. If we are ultimately unable to obtain regulatory approval for our product candidates, we will be unable to generate product revenue and our business will be substantially harmed. • Our product candidates may cause undesirable side effects or have other properties that could halt their clinical development, prevent their regulatory approval, limit their commercial potential, or result in significant negative consequences. • For any current and future clinical trials for our product candidates outside the United States, the FDA, EMA, and applicable foreign regulatory authorities may not accept data from such trials. • Obtaining and maintaining regulatory approval of our product candidates in one jurisdiction does not mean that we will be successful in obtaining regulatory approval of our product candidates in other jurisdictions. • Even if we apply for and obtain an accelerated approval to facilitate one of our product candidates with the FDA, there is no guarantee that such designation would lead to faster development, regulatory review, or approval, nor would it increase the likelihood that any such product candidate will receive marketing approval. • Even if we obtain regulatory approval for a product candidate, our products will remain subject to extensive regulatory scrutiny. • Healthcare legislative measures aimed at reducing healthcare costs may have a material adverse effect on our business and results of operations. • Our employees, independent contractors, consultants, commercial partners and vendors may engage in misconduct or other improper activities, including noncompliance with regulatory standards and requirements. • If we fail to comply with healthcare laws, we could face substantial penalties and our business, operations, and financial conditions could be adversely affected. • If we or any clinical collaborators, CROs, CMOs, or other contractors and suppliers that we engage fail to comply with environmental, health, and safety laws and regulations, we could become subject to fines or penalties or incur costs that could have a material adverse effect on our business. • Our business activities may be subject to the FCPA and similar anti-bribery and anti-corruption laws. • Failure to comply with privacy and data protection laws, regulations, or contractual obligations could lead to government enforcement actions (which could include civil or criminal penalties), private disputes and litigation, and/or adverse publicity and could negatively affect our operating results and business.

Additional Disclaimer Statements (cont’d) Risks Related to Employee Matters, Managing Our Growth and Other Risks Related to Our Business • Our success is highly dependent on the services of our President and Chief Executive Officer, Dr. Xiaodong Yang, and our Chief Medical Officer, Dr. Frank Hsu, and our ability to attract and retain highly skilled executive officers and employees. • In order to successfully implement our plans and strategies, we will need to grow the size of our organization, and we may experience difficulties in managing this growth. • If we are unable to establish sales or marketing capabilities or enter into agreements with third parties to sell or market our product candidates, we may not be able to successfully sell or market our product candidates that obtain regulatory approval. • Our anticipated international operations may expose us to business, regulatory, political, operational, financial, pricing, and reimbursement risks associated with doing business outside of the United States. • Our operations and financial results could be adversely impacted by the COVID-19 pandemic in the United States and the rest of the world. • Our internal computer systems, or those used by our third-party research institution collaborators, other contractors, or consultants, may fail or suffer other breakdowns, cyberattacks or information security breaches that could compromise the confidentiality, integrity and availability of such systems and data, result in material disruptions of our development programs and business operations, risk disclosure of confidential, financial or proprietary information, and affect our reputation. • Business disruptions could seriously harm our future revenue and financial condition and increase our costs and expenses. • Our ability to use our net operating loss carryforwards and certain other tax attributes may be limited. Risks Related to Intellectual Property • If we are unable to obtain, maintain or protect our intellectual property rights in any products we develop and in our technology, or if the scope of the intellectual property protection obtained is not sufficiently broad, third parties could develop and commercialize products and technology similar or identical to ours, and we may not be able to compete effectively in our market. • We may not be able to protect our intellectual property rights throughout the world. • Changes in patent law could diminish the value of patents in general, thereby impairing our ability to protect our product candidates. • Obtaining and maintaining our patent protection depends on compliance with various procedural, document submission, fee payment, and other requirements imposed by governmental patent agencies, and our patent protection could be reduced or eliminated for non-compliance with these requirements. • If we fail to comply with our obligations in the agreements under which we license intellectual property rights from third parties or otherwise experience disruptions to our business relationships with our licensors, we could lose the ability to continue the development and commercialization of our product candidates. • We may not be successful in obtaining necessary rights to any product candidates we may develop through acquisitions and in-licenses. • Third parties may initiate legal proceedings against us alleging that we infringe, misappropriate, or otherwise violate their intellectual property rights, or we may initiate legal proceedings against third parties to challenge the validity or scope of intellectual property rights controlled by third parties, the outcome of which would be uncertain and could have an adverse effect on the success of our business. • We may be subject to claims by third parties asserting that we or our employees, consultants, or advisors have misappropriated their intellectual property, or claiming ownership of what we regard as our own intellectual property. • Our inability to protect our confidential information and trade secrets would harm our business and competitive position. • Issued patents covering one or more of our product candidates or technologies could be found invalid or unenforceable if challenged in court. • We may become involved in lawsuits to protect or enforce our patents or other intellectual property, which could be expensive, time-consuming, and unsuccessful. • Intellectual property litigation or proceedings could cause us to spend substantial resources and distract our personnel. • If we do not obtain patent term extension or data exclusivity for any product candidates we may develop, our business may be materially harmed. • If our trademark and tradenames are not adequately protected, then we may not be able to build name recognition in our markets and our business may be adversely affected. • Intellectual property rights do not necessarily address all potential threats. Risks Related to Our Dependence on Third Parties • We rely on third parties to conduct our clinical trials and those third parties may not perform satisfactorily, including failing to meet deadlines for the completion of such trials, research and studies. • We contract with third parties for the production of sotigalimab for preclinical studies and our ongoing clinical trials, and expect to continue to do so for additional clinical trials and ultimately for commercialization and for additional product candidates. This reliance on third parties increases the risk that we will not have sufficient quantities of our product candidates or drugs or such quantities at an acceptable cost, which could delay, prevent, or impair our development or commercialization efforts. • We may not gain the efficiencies we expect from further scale-up of manufacturing of sotigalimab, and our third-party manufacturers may be unable to successfully scale up manufacturing in sufficient quality and quantity for sotigalimab or our other product candidates, which could delay or prevent the conducting of our clinical trials or the development or commercialization of our other product candidates. • Changes in methods of product candidate manufacturing or formulation may result in additional costs or delay. • We have entered into agreements with third parties to develop product candidates we have licensed to such third parties or to discover and develop product candidates based on technology we have licensed to such third parties. If any such programs are not successful, we may not be able to realize the full commercial benefits from such programs. • If we seek to establish additional collaborations, but are unable to do so, we may have to alter our development and commercialization plans. • If we engage in acquisitions or strategic partnerships or collaborations, this may increase our capital requirements, dilute our stockholders, cause us to incur debt or assume contingent liabilities, and subject us to other risks. Risks Relating to Disclosures and the Business Combination • Apexigen’s historical financial information is unaudited and will not be audited until the registration statement related to the proposed business combination is filed. As a result of additional review, actual results may differ materially from those made available to you in connection with this investment. • Apexigen’s projections are subject to significant risks, assumptions, estimates and uncertainties, and may differ materially from Apexigen’s expectations. • Directors of BCAC have potential conflicts of interest in recommending that stockholders vote in favor of approval of the proposed business combination and related proposals. • Each of Apexigen and BCAC have incurred and will incur substantial costs in connection with the proposed business combination and related transactions, such as legal, accounting, consulting and financial advisory fees. • The ability of BCAC stockholders to exercise redemption rights with respect to a large number of BCAC’s outstanding shares of common stock could increase the probability that the proposed business combination would be unsuccessful or limit BCAC’s working capital and liquidity. • The impact to past and future SEC filings by BCAC as a result of its recent announcement that it is restating certain financial statements previously filed with the SEC with respect to its accounting classification of its redeemable shares of common stock. • From time to time, the SEC may provide new guidance on material accounting standards that could impact the presentation of Apexigen’s or BCAC’s financial information.